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                                  EXHIBIT 24.1

                                POWER OF ATTORNEY



           KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned, being a director or officer, or both, of FIRST OTTAWA BANCSHARES, INC., a Delaware Corporation ("First Ottawa"), does hereby constitute and appoint JOACHIM J. BROWN and DONALD J. HARRIS, with full power to each of them to act alone, as the true and lawful attorneys and agents of the undersigned, with full power of substitution and resubstitution to each of said attorneys to execute, file, or deliver any and all instruments and to do all acts and things which said attorneys and agents, or any of them, deem advisable to enable First Ottawa to comply with the Securities Exchange Act of 1934, as amended, and any requirements or regulations of the Securities and Exchange Commission in respect thereof, in connection with First Ottawa's filing of an annual report on Form 10-K for the Bank's fiscal year 1999 including specifically, but without limitation of the general authority hereby granted, the power and authority to sign his name as a director or officer, or both, of First Ottawa, as indicated below opposite his signature, to the Form 10-K, and any amendment thereto; and each of the undersigned does hereby fully ratify and confirm all that said attorneys and agents, or any of them, or the substitute of any of them, shall do or cause to be done by virtue hereof.

           IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney as of the 8th day of March 2000.



 /s/ Joachim J. Brown
-----------------------------------
JOACHIM J. BROWN                              Director and President/Chief
                                              Executive Officer
                                              (Principal Executive and Financial
                                              Officer)


 /s/ Bradley J. Armstrong
-----------------------------------
BRADLEY J. ARMSTRONG                          Director


 /s/ John L. Cantlin
-----------------------------------
JOHN L. CANTLIN                               Director


 /s/ Eugene P. Daugherity
-----------------------------------
EUGENE P. DAUGHERITY                          Director


 /s/ Thomas F. Godfrey
-----------------------------------
THOMAS F. GODFREY                             Director



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 /s/ Thomas E. Haeberle
-----------------------------------
THOMAS E. HAEBERLE                            Director


 /s/ Howard E. Jameson
-----------------------------------
HOWARD E. JAMESON                             Director

 /s/ Erika S. Kuiper
-----------------------------------
ERIKA S. KUIPER                               Director


 /s/ Thomas P. Rooney
-----------------------------------
THOMAS P. ROONEY                              Director


 /s/ William J. Walsh
-----------------------------------
WILLIAM J. WALSH                              Director


 /s/ Donald J. Harris
-----------------------------------
DONALD J. HARRIS                              Executive Vice President, Cashier,
                                              and Trust Officer (Principal
                                              Accounting Officer)